BUSINESS SEGMENT INFORMATION ($ in thousands) Sales $319,412 $39,700 $(16,697) $342,415 $74,946 $77,910 EBIT 27,895 2,500 (8,994) 21,401 3,722 2,209 EBIT Margin 8.7% 6.3% (53.9%) 6.3% 5.0% 2.8% Orders $312,779 $45,700 $(30,482) $327,997 $74,959 $85,833 Q2 qtd orders (2 months) $70,000 Fiscal Year 2002 Exch. Rates Other 2003 2003 2004 Pharmaceutical Q1 Fiscal Year Exhibit 99.1

BUSINESS SEGMENT INFORMATION ($ in thousands) Sales $91,381 $95,487 $22,039 $24,650 EBIT 18,773 20,941 4,513 5,832 EBIT Margin 20.5% 21.9% 20.5% 23.7% Orders $87,214 $94,791 $22,209 $26,288 Q2 qtd orders (2 months) $21,000 Fiscal Year 2002 2003 2003 2004 Energy Q1 Fiscal Year

Sales $115,580 $122,873 $27,843 $29,922 EBIT 5,279 8,791 1,816 2,205 EBIT Margin 4.6% 7.2% 6.5% 7.4% Orders $108,950 $123,569 $30,524 $30,580 Q2 qtd orders (2 months) $21,000 Fiscal Year 2002 2003 2003 2004 Industrial Q1 Fiscal Year BUSINESS SEGMENT INFORMATION ($ in thousands)